EXHIBIT 99.2


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of The Singing Machine Company, Inc. (the "Company") on Form 10-K for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, April J Green, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:     July 16, 2003                 /s/ April J Green
                                        -----------------
                                        April J Green
                                        Chief Financial Officer
                                        (Principal Financial Officer)